UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                     December 29, 2005 (December 22, 2005)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                  01-13031                 62-1674303
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 (State or Other Jurisdiction       (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)

        111 Westwood Place, Suite 200
             Brentwood, Tennessee                          37027
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   (Address of Principal Executive Offices)             (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant

     On December 22, 2005, we obtained three loans from Guaranty Bank to facilitate the expansion of our Brandywine, Pennsylvania entrance fee continuing care retirement community. The aggregate principal amount of the loans is $25.8 million.

     First, we obtained a $9.4 million construction loan in order to finance the development of 28 independent living units to be known as the Terrace Homes at Brandywine, which will be integrated as part of the community's campus. The loan matures on December 22, 2008. The loan bears interest, at our election, at a variable rate equal to either LIBOR plus 2.75% or the lender's base rate plus 1.0%. Under this loan, we are required to make monthly payments of interest only through the scheduled maturity date. The loan will primarily be repaid with the proceeds from the sale of the entrance fee independent units. Accordingly, the loan will be substantially retired as the units are sold.

     Second, we obtained an $11.4 million construction loan in order to finance a 57-unit expansion of the healthcare center at the community. The loan matures on December 22, 2008 and we have two one-year extension options (subject to the satisfaction of certain conditions, including the payment of an extension fee). The loan bears interest, at our election, at a variable rate equal to either LIBOR plus 2.75% or the lender's base rate plus 1.0%. Under this loan, we are required to make monthly payments of interest only through the scheduled maturity date. If we exercise our extension options, we will also be required to make monthly principal payments of $9,670.51 during the first extension period and $10,369.59 during the second extension period.

     Finally, we obtained a $5.0 million term loan which replaces a $4.5 million term loan repaid during March 2005. The loan matures on December 22, 2008 and we have two one-year extension options (subject to the satisfaction of certain conditions, including the payment of an extension fee). The loan bears interest, at our election, at a variable rate equal to either LIBOR plus 2.5% or the lender's base rate plus 1.0%. Under this loan, we are required to make monthly payments of interest only through the scheduled maturity date. If we exercise our extension options, we will also be required to make monthly principal payments of $4,232.54 during the first extension period and $4,538.51 during the second extension period.

     Each loan is evidenced by a loan agreement and promissory note and is secured by a mortgage on a portion of the community, each of which contains customary terms and provisions. We have guaranteed the payment and performance of the loans.

Risks Associated with Forward-Looking Statements

     This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of us or our management, including, but not limited to, all statements regarding our expectations concerning the development and expansion projects, the repayment of loans and the projects' effect on our financial performance. All forward-looking statements may be affected by certain risks and uncertainties, including without limitation the following: (i) our ability to successfully complete the development, expansion, lease up and unit sales of the projects, (ii) the risk that we may experience adverse changes in operating results and cash flow, (iii) the risks associated with adverse market conditions of the senior housing industry and the United States economy in general, (iv) the risk associated with our debt and lease obligations, and (v) the risk factors described in our Annual Report on Form 10-K/A for the year ended December 31, 2004 under the caption "Risk Factors" and in our other filings with the SEC.

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     Should one or more of those risks materialize, actual results could differ materially from those forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could prove to be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our forecasts, expectations, objectives or plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Item 7.01.  Regulation FD Disclosure

     On December 29, 2005, we issued a press release describing the foregoing transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits
     (d)  Exhibits.

     99.1 Press Release dated December 29, 2005



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  AMERICAN RETIREMENT CORPORATION


                                  By:     /s/  Bryan D. Richardson
                                          -------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President - Finance
                                          and Chief Financial Officer

Date:  December 29, 2005


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                                  EXHIBIT INDEX

     Exhibit
     Number                Description

        99.1               Press Release dated December 29, 2005


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